SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                  August 5, 1998
                               -------------------
                Date of Report (Date of earliest event reported)



                               INNOVUS CORPORATION
                               -------------------
             (Exact name of Registrant as specified in its charter)



           Delaware                   0-26790                 87-0461856
           --------                   -------                 ----------
       (State or other       (Commission File Number)        (IRS Employer
       jurisdiction of                                      Identification
        Incorporation)                                           No.)



                               4600 Campus Drive
                            Newport Beach, CA  92660
                            ------------------------
                    (Address of principal executive offices)
                                   (Zip Code)



                                 (949) 833-1220
                                 --------------
              (Registrant's telephone number, including area code)




                                 Not applicable
                                ----------------
             (Former name or address, if changed since last report.)

Item 1.  Changes in Control of the Registrant

     On May 8, 1998, after the close of business, the Registrant entered into an Agreement and Plan of Share Exchange dated as of May 8, 1998 (the "Agreement") by and among the Registrant and Intermark Corporation, a California corporation ("Intermark"), and the securityholders of Intermark Corporation ("Exchanging Securityholders"). Exhibit 2.1 to this Report is incorporated herein by this reference.

     On June 17, 1998, the Registrant entered into the First Amendment of Agreement and Plan of Share Exchange dated as of May 8, 1998. Exhibit 2.2 filed with this Report is incorporated herein by this reference.

     On July 30, 1998, the Registrant entered into the Second Amendment of Agreement and Plan of Share Exchange dated as of May 8, 1998 ("Second Amendment"). Exhibit 2.3 filed with this Report is incorporated herein by this reference.

     The closing of the transactions contemplated by the Agreement ("Closing") occurred on August 5, 1998. The Closing resulted in a change in control of the Registrant.

     The Agreement, as amended, provided for the Exchanging Securityholders to deliver and exchange all of the outstanding capital stock of Intermark Corporation and options or other rights to purchase such capital stock for capital stock of the Registrant having voting power equal to 77.5% of the capital stock of the Registrant outstanding as of immediately after the Closing, assuming that all of the holders of Intermark Corporation securities execute the Agreement.

     Management of Intermark Corporation as of prior to the Closing became the record and beneficial owners of approximately 62% of the Registrant's capital stock as of the Closing.

     Thomas Hemingway, the Chief Executive Officer of Intermark Corporation, became the Chief Executive Officer of the Registrant.

     In accordance with the Agreement, as amended, on the Closing Thomas Hemingway was elected to the Board of Directors of the Registrant and David Mock remained on the Registrant's Board of Directors, while all other directors of the Registrant as of prior to the Closing resigned effective upon the Closing. Additional designates of Thomas Hemingway, or the then-remaining directors, will be elected to the Board of Directors of the Registrant following the Registrant's mailing to stockholders and filing with the Securities and Exchange Commission (the "Commission") of substantially the same information, regarding the Registrant's new management, as would be included in a proxy statement for an annual meeting. The Registrant anticipates filing preliminary proxy information with the Commission in connection with the Registrant's solicitation proxies to effect a 1-for-10 reverse stock split; and, therefore, the Company intends to include such management information in such proxy for purposes of efficiency.

     The capital stock issuable by the Registrant to the Exchanging Securityholders upon the Closing was comprised of 1,033,669 of the authorized and previously unissued shares of the Registrant's Common Stock, par value $.001 ("Common Stock"), and 78,706 of the authorized and previously unissued shares of Series H Preferred Stock, a new series designated before the Closing by the Registrant's Board of Directors. Each one (1) such share is convertible into 562 and 1/2 shares of Common Stock (subject to and conditioned upon the future availability of a sufficient number of authorized and unissued shares of Common Stock) and has voting rights equivalent to the same number of shares of Common Stock which would be issuable upon conversion (without regard to whether there is an inadequate amount of authorized and unissued Common Stock actually available for issuance upon conversion).

     Accordingly, the Registrant's Board of Directors prior to the Closing also authorized and agreed to recommend to the Registrant's stockholders for approval a 1-for-10 reverse stock split of the Common Stock, which would result in an automatic conversion of all outstanding shares of the Registrant's Series H
Preferred Stock into the Registrant's Common Stock, as then reclassified. 15,000,000 shares of Common Stock are presently authorized and the same number would remain authorized after the reverse stock split; however additional shares would become available for future issuance because each ten outstanding shares will be combined into one share of new Common Stock (and the conversion rate of each share of the Series H Preferred Stock will be reduced proportionately from 562 1/2 shares of Common Stock presently to 56 and 1/4 shares of new common stock). These available shares would be used for conversion of Series H Preferred Stock into Common Stock and for other purposes. Upon such shares becoming available, as a result of the reverse split or otherwise, the Series H Preferred Stock would be automatically convertible into Common Stock at the election of the Registrant and the holders may also elect such conversion.

     The information set forth in Item 2 of this Report is incorporated herein by this reference. The information set forth in Item 5 of this Report is incorporated herein by this reference.

Item 2.  Acquisitions or Dispositions of Assets

(a)

     Intermark became a wholly-owned subsidiary of the Registrant on the Closing of the transactions contemplated in the Agreement. The Exchanging Securityholders became the owners of 77.5% of the Registrant's Common Stock, on a fully-diluted basis. The Exchanging Securityholders are comprised of the
persons   identified  in  the  Second  Amendment  and  the  following   persons:
Professional Community; Scott Jackson; Denise Work and Roger Work; Guy Emmons; Bradley Fiene; Don Gray; Gayle Gunnison; John Gunnison; Jinx Racquoy; Wallie Meyer; and Douglas L. Fiaute.

     Bill Kesselring, the Chief Operating Officer of the Registrant prior to the Closing, is one of the Exchanging Securityholders. He received on the Closing 508 shares of Series H Preferred Stock (including 17 escrowed shares). He provided administrative services to Intermark valued at $25,000 and was issued shares of Intermark Common Stock valued at $25,000, which he exchanged for the shares of Series H Preferred Stock. Such services included relocating the Registrant, assisting with negotiations with creditors of the Registrant's subsidiary, and administrative assistance. The terms available to Mr. Kesselring were not more favorable than those provided to other investors in Intermark from approximately January 1998 to July 1998. His services were performed from May 9, 1998 through August 1, 1998, and were considered invaluable by Intermark. Prior to May 9, 1998, Mr. Kesselring provided similar services to the Registrant, despite the fact that the Registrant was financially unable to compensate its management, such as Mr. Kesselring.

     Since approximately January 1998 and prior to the Closing, Intermark raised funds in a private placement of its convertible notes at par, with conversion prices ranging from $1.00 to $1.25 per share of Intermark Common Stock. A portion of these funds were utilized for transaction costs and to settle existing indebtedness of the Registrant's subsidiary.

     In connection with the transactions contemplated by the Agreement, the Registrant sought voluntary conversion by the holders of the Registrant's outstanding Preferred Stock into shares of the Registrant's Common Stock. All of the Preferred Stock outstanding prior to the Closing was converted, and an aggregate of approximately 5 million shares of Common Stock were issued upon such conversions. Such shares are freely-trading shares to the extent that the holders thereof have satisfied the 2-year holding period requirement of Rule
144(k), and a large portion of the previously outstanding Preferred Stock had been issued more than two years before the date hereof.

     The information set forth in Item 1 of this Report is incorporated herein by this reference. The information set forth in Item 5 of this Report is incorporated herein by this reference.

(b)

     As previously reported, the assets of the Registrant were relocated from Salt Lake City, Utah, to Newport Beach, California prior to the Closing. Also prior to the Closing the Registrant had furloughed substantially all of its employees. The Registrant intends to liquidate Innovus Multimedia and apply the proceeds to pay creditors of Innovus Multimedia.

       The information set forth in Item 5 of this Report is incorporated herein by this reference.


Item 5.  Other Events

     On August 5, 1998, the Registrant and Intermark Corporation jointly issued the following news release:

Contact:  James Budd, Intermark Corporation
Voice:  714-833-1220
Email: jbudd@intermk.com

                     Innovus/Intermark Acquisition Complete.

NEWPORT BEACH, CA - August 5, 1998 - Innovus Corporation (OTC BB:INUS) today announced that it has completed its acquisition of Intermark Corporation. The focus of the combined companies is the Internet--(ESD) Electronic Software Distribution technology, and Internet software publishing.

As a result of this acquisition, the previous holders of Intermark securities will receive shares of Innovus Corporation that represent 77.5% of the stock of Innovus, fully diluted. According to the terms of the acquisition agreement, Innovus issued to Intermark securities holders Common Stock and Series H Convertible Preferred Stock representing, in the aggregate, the equivalent of 51,623,196 shares of Innovus Common Stock. In addition, as part of the completed share exchange, Innovus' Board of Directors has approved a 10-for-1 reverse split of Innovus Common Stock, which requires approval of the Innovus stockholders. The share exchange agreement originally provided for a 75%--25% ratio, and the parties agreed to increase the Intermark securityholders share in consideration of their having no future claims against Innovus in regard to its disclosed liabilities and obligations.

David Mock, Chairman of the Board and Chief Financial Officer of Innovus commented, "This is a win-win situation for everyone, including our shareholders and our customers. This completes our transition to an Internet technology solutions company; taking advantage of the increased revenue growth provided by the Internet."

According to Tom Hemingway, President and CEO of Intermark, and now Innovus Corporation, "We are building a future with our Internet and intranet products that set a new standard of high quality and functionality the industry demands. The company's proprietary Electronic Software Distribution (ESD) technology, and its Internet product development focus, will carry Intermark and Innovus into the 21st century as a leading provider of ESD solutions and services for electronic commerce."

Founded in 1995, Intermark Corporation's primary business is the development, publishing, sales and support of computer software and on-line technologies, including Internet and intranet.

Statements expressing the beliefs and expectations of management regarding future performance are forward-looking and involve risks and uncertainties, including, but not limited to, Innovus' ability to manage and integrate acquired businesses, quarterly fluctuations in results, ability to raise working capital and other financing, competition, rapidly changing technology, and other risks. These risks are and will be detailed from time to time in Innovus' Securities and Exchange Commission filings, including its Form 10-K for the year ended
December 31, 1997 and subsequent Form 10-Q's and 8-K's. Actual results may differ materially from Management's expectations.

For more information,  contact Intermark Corporation, 4600 Campus Drive, Newport
Beach,    Ca   92660,    at   (714)   833-1220   or   visit   its   website   at
http://www.imarkmall.com .
                                          ####

Item 7.  Financial Statements and Exhibits

     (a)  Financial statements of business acquired.

     The financial statements required by this Item 7(a) will be filed by amendment not later than Monday, October 19, 1998.

     (b) Pro forma financial information.

     The pro forma financial information required by this Item 7(b) will be filed by amendment not later than Monday, October 19, 1998.


     (c) Exhibits. The following exhibits are incorporated herein by this reference:

     Exhibit No.             Description of Exhibit
     -----------             ----------------------
         2.1*                Agreement  and Plan of Share  Exchange  dated as of
                             May  8,  1998  among  the   Registrant;   Intermark
                             Corporation,  a  California  corporation;  and  the
                             Exchanging     Securityholders     of     Intermark
                             Corporation.  Omitted from this Form 8-K filing are
                             the  following  schedules  or  attachments  to  the
                             agreement identified immediately above:
                              (A)  Form of Certificate of Designation of
                                   Series H Convertible Preferred Stock;
                              (B)  Intermark Corporation Financial Statements
                                  (Unaudited) for its 1997 Fiscal Year;
                              (C) Confidentiality  Agreement  dated  March  1998
                                  between   the    Registrant    and   Intermark
                                  Corporation;
                              (D) Disclosure Schedule of Intermark
                                  Corporation;
                              (E) Disclosure Schedule of the Registrant.

         2.2** First Amendment, dated as of June 17, 1998, of Agreement and Plan of Share Exchange dated as of May 8, 1998 among the Registrant; Intermark Corporation, a California corporation; and the Exchanging Securityholders of Intermark Corporation

         2.3** Second Amendment, dated as of July 30, 1998, of Agreement and Plan of Share Exchange dated as of May 8, 1998 among the Registrant; Intermark Corporation, a California corporation; and the Exchanging Securityholders of Intermark Corporation

         4.10**              Certificate of Designation - Series H Preferred
                             Stock
----------------
* Incorporated by reference to Exhibit 2.1 to the Form 8-K filed May 12, 1998 by the Registrant with the Securities and Exchange Commission.

** Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               INNOVUS CORPORATION



Date:  August 19, 1998.                         By  /s/ Tom Hemingway
                                                ----------------------------
                                                Tom Hemingway,
                                                Chief Executive Officer